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                                                                   EXHIBIT 10.66


                                PLEDGE AGREEMENT



             PLEDGE AGREEMENT (this "Agreement") dated as of May 20, 1996 by and between AES LIGHT, INC., a Delaware corporation (with its successors, the "Pledgor") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a trust company organized and existing under the laws of the State of New York (with its successors, the "Lender").

             WHEREAS, the Pledgor is an indirect wholly-owned subsidiary of The AES Corporation, a Delaware corporation ("AES"), and is obligated to reimburse the Lender for amounts that may become due under that certain Reimbursement Agreement dated as of May 20, 1996 between the Pledgor and the Lender (the "Reimbursement Agreement");

             WHEREAS, pursuant to the Reimbursement Agreement, the Lender has agreed to make available a letter of credit (the "Letter of Credit") in favor of Camara de Liquidacion E Custodia S/A CLC and to provide a term loan if certain conditions are satisfied;

             WHEREAS, the Lender's willingness to enter into the Reimbursement Agreement is conditioned upon the pledge by the Pledgor of AES Common Stock (as defined below) to the Lender;

             NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1.   Definitions

             Terms defined in the Reimbursement Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

             "Act" means the Securities Act of 1933, as amended.

             "AES Common Stock" means shares of the common stock, $.01 par value, of AES.
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             "Collateral" has the meaning assigned to such term in Section
3(a).

             "Collateral Value" of the Pledged Stock means at any time the product of (x) the number of shares of AES Common Stock then held by the Lender as Collateral, multiplied by (y) the closing price for a share of AES Common Stock on the most recent day during which AES Common Stock was traded through the National Association of Securities Dealers' Automated Quotations National Market System.

             "Collateral Value Ratio" means at any time the ratio of the Collateral Value of the Pledged Stock to an amount equal to the sum of (i) the amount then available for drawing under the Letter of Credit plus (ii) the aggregate principal amount of the Loan then outstanding.

             "Initial Shares" means 18,181,819 shares of AES Common Stock.

             "Pledged Stock" means (i) the Initial Shares and (ii) any other AES Common Stock required to be pledged to the Lender pursuant to Section 3(b).

             "Secured Obligations" means the obligations of the Pledgor hereunder and under the Reimbursement Agreement and the Note (including, without limitation, any obligation to pay interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Pledgor or which would have accrued but for such case, proceeding or other action) and any renewals or extensions of any of the foregoing.

             "Security Interest" means the security interest in the Collateral granted hereunder securing the Secured Obligations.

             Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein that are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.


SECTION 2.   Representations and Warranties

             The Pledgor represents and warrants as follows:

             (a) Title to Pledged Stock. The Pledgor owns all of the Pledged Stock, free and clear of any Liens other than the Security Interest. All of the Pledged Stock has been





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duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no rights or options to purchase of any Person. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

             (b) Validity, Perfection and Priority of Security Interest. Upon the delivery of a certificate or certificates representing the Pledged Stock to the Lender in accordance with Section 4, the Lender will have a valid and perfected first priority security interest in the Collateral. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interest. The Pledgor has not performed and will not perform any acts which might prevent the Lender from enforcing any of the terms and conditions of this Agreement or which would limit the Lender in any such enforcement.


SECTION 3.   The Security Interest

             In order to secure the full payment of the Secured Obligations in accordance with the terms thereof and to secure the performance of all of the obligations of the Pledgor hereunder:

             (a) The Pledgor hereby assigns, pledges and grants to the Lender a security interest in the Pledged Stock, and all of its rights and privileges with respect to the Pledged Stock, and all proceeds, income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto (the "Collateral"). On or before the date hereof, the Pledgor shall deliver to the Lender certificates representing the Initial Shares, and the Lender shall deliver a receipt therefor to the Pledgor.

             (b) If AES at any time issues any additional shares of AES Common Stock as a dividend or other distribution on or with respect to any or all of the Pledged Stock, the Pledgor shall immediately pledge to the Lender such additional shares of AES Common Stock, and shall deliver to the Lender certificates representing such additional shares of AES Common Stock. If the Collateral Value Ratio is less than 1.50 to 1.00 (or 3.50 to 1.00 if AES Coral Reef stock or the stock of any other Subsidiary of Pledgor having a direct or indirect interest in LIGHT is





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pledged (a "Subsidiary Pledge") to secure Debt of AES Coral Reef or any such
Subsidiary) for any three consecutive Domestic Business Days, the Pledgor shall, on the next succeeding Domestic Business Day, pledge to the Lender sufficient additional shares of AES Common Stock such that the Collateral Value Ratio is increased to at least 2.00 to 1.00 (or 4.00 to 1.00 if there is a Subsidiary Pledge) and deliver to the Lender certificates representing such additional shares of AES Common Stock. All such additional shares delivered pursuant to this subsection constitute Pledged Stock and shall be subject to all provisions of this Agreement.

             (c) The Lender agrees that if the number of shares of AES Common Stock represented by the certificate delivered by the Pledgor pursuant to
Section 3(a) exceeds the number of the Initial Shares, the Pledgor will, at any time within 7 days after the date hereof, accept a substitute certificate representing the number of Initial Shares.

             (d) The Security Interest is granted as security only and shall not subject the Lender to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.


SECTION 4.   Delivery of Pledged Stock

             (a) All certificates representing Pledged Stock delivered to the Lender by the Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Lender.

             (b) The Lender acknowledges that, as of the date hereof, the Pledged Stock has not been registered under the Act, or under any state securities law.

             (c) The Lender understands that, except during such times that the Pledged Stock is subject to a currently effective registration statement under the Act, the Pledged Stock constitutes "restricted securities" under the Act and that the rules of the Securities and Exchange Commission provide in substance that holders thereof may dispose of the Pledged Stock only pursuant to an effective registration statement under the Act or an exemption from such registration, if available.





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             (d)     The Lender hereby acknowledges that, except during such
times that the Pledged Stock is subject to a currently effective registration statement under the Act, the certificates for the Pledged Stock may bear a legend stating: "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be offered, sold or transferred in the absence of a favorable opinion of recognized counsel or other evidence reasonably satisfactory to the issuer to the effect that registration thereof under such Act is not required or the effective registration thereof under such Act."


SECTION 5.   Filing; Further Assurances

             The Pledgor agrees that it will, at its expense and in such manner and form as the Lender may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or that the Lender may reasonably request, in order to create, preserve, perfect or validate the Security Interest or to enable the Lender to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Lender to execute and file, in the name of the Pledgor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Lender in its sole discretion may deem necessary or appropriate to further perfect the Security Interest.

             The Lender may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Lender or its nominee. The Pledgor will promptly give to the Lender copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Pledgor and the Lender will promptly give the Pledgor copies of any notices and communications received by the Lender with respect to Pledged Stock registered in the name of the Lender or its nominee.


SECTION 6.   Right to Receive Distributions on Collateral

             Unless and until a Default has occurred and is continuing, and except as provided in Section 3(b) with respect to stock dividends, the Pledgor shall be entitled to receive and retain all dividends, interest and other





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payments made on or with respect to the Collateral ("Dividends").  During the continuance of a Default, the Lender shall have the right to receive and to retain as Collateral hereunder all Dividends and the Pledgor shall take all such action as the Lender may deem necessary or appropriate to give effect to such right. If the Lender receives any cash Dividend at time when a Default is not continuing, the Lender shall pay to the Pledgor such Dividend.

             Any Dividends that are received by the Pledgor during the continuance of a Default shall be received in trust for the benefit of the Lender and, if the Lender so directs, shall be segregated from other funds of the Pledgor and shall, forthwith upon demand by the Lender, be paid to the Lender as Collateral in the same form as received (with any necessary endorsement). After all Defaults have been cured, the Lender's right to retain Dividends under this Section 6 shall cease and the Lender shall pay over to the Pledgor any such Collateral retained by it during the continuance of a Default.


SECTION 7.  Right to Vote Pledged Stock

             If an Event of Default shall have occurred and be continuing, the Lender shall have the right, to the extent permitted by law, and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock, with the same force and effect as if the Lender was the absolute and sole owner thereof. Unless and until an Event of Default has occurred and is continuing, the Pledgor shall have the sole right to vote and to give consents, ratifications and waivers, and take any other actions with respect to any or all of the Pledged Stock as it deems necessary or appropriate and the Lender shall, upon receiving a written request from the Pledgor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Pledgor such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Lender or its nominee as shall be specified in such request and be in form and substance reasonably satisfactory to the Lender.


SECTION 8.  General Authority





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           The Pledgor hereby irrevocably appoints the Lender its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Lender or otherwise, for the sole use and benefit of the Lender, but at the expense of the Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the
Collateral:

         (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

        (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

       (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Lender were the absolute owner thereof, and

        (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Lender shall give the Pledgor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Lender and the Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.


SECTION 9.   Remedies

             (a) If an Event of Default shall have occurred and be continuing then, in addition to the remedies described in Sections 6 and 7 above, the Lender may exercise all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Lender may, without being required to give any notice except as herein provided or as may be required by mandatory provisions of law, (A) apply the cash, if any, then held by it as Collateral as specified in Section 12 and (B) if there shall be no such cash or to the extent such cash shall be insufficient to pay all the Secured





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Obligations in full, sell, subject to Section 9(b), the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Lender may deem satisfactory and hold the proceeds as Collateral hereunder or apply such proceeds as specified in Section 12. The Lender may be the purchaser of any or all of the Collateral sold pursuant to this subsection at any public sale (or, if the Collateral so sold is Pledged Stock or other Collateral of a type customarily sold in a recognized market or of a type which is the subject of widely distributed standard price quotations, at any private sale). The Lender, instead of exercising the power of sale conferred upon it in this subsection, may proceed by a suit or suits at law or in equity to foreclose the Security Interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

             (b) The Lender is authorized, in connection with any sale pursuant to this Agreement, if it deems it advisable to do so, (i) if the Pledged Stock is not then subject to a currently effective registration statement under the Act or if otherwise necessary to comply with the Act or any other law, to restrict the prospective bidders on or purchasers of any of the Pledged Stock to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Stock, (ii) if the Pledged Stock is not then subject to a currently effective registration statement under the Act, to cause to be placed on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Act and may not be disposed of in violation of the provisions of the Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Lender deems necessary or advisable in order to comply with the Act or any other law.

             (c) The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any sale of Collateral permitted hereunder may be made in compliance with law. Upon any such sale the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor which may





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be waived, and the Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that it has or may have under any law now existing or hereafter adopted. Any notice of a sale required by law shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.


SECTION 10.  Expenses

             The Pledgor agrees that it will forthwith upon demand pay to the
Lender:

                     (i) the amount of any taxes that the Lender may have been required to pay by reason of the Security Interest or to free any of the Collateral from any Lien thereon, and

                     (ii) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of legal counsel and of any other experts, which the Lender may incur in connection with (A) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank





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             and value of any Security Interest, (B) the collection, sale or other disposition of any of the Collateral permitted hereunder, or
             (C) the exercise by the Lender of any of the rights conferred upon it hereunder.

Any such amount not paid on demand shall bear interest at a per annum rate of 2% plus the Adjusted Base Rate.


SECTION 11.          Limitation on Duty of the Lender in
                     Respect of Collateral

             Beyond the exercise of reasonable care in the custody thereof, the Lender shall have no duty as to any Collateral in its possession or control. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of any act or omission of any agent or bailee selected by the Lender in good faith, other than any act or omission caused by the gross negligence or willful misconduct of such bailee or any act or omission made in breach of this Agreement.


SECTION 12.  Application of Proceeds

             Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Lender in the following order of priority:

                     first, to payment of the reasonable expenses for which the
             Lender is to be reimbursed pursuant to Section 8.07 of the Reimbursement Agreement or Section 10 hereof and unpaid fees owing to the Lender under the Reimbursement Agreement;

                     second, to the ratable payment of accrued but unpaid
             interest on the Secured Obligations in accordance with the provisions of the Reimbursement Agreement;

                     third, to the ratable payment of unpaid principal of the
             Secured Obligations;





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                     fourth, to the ratable payment of all other Secured
             Obligations, until all Secured Obligations shall have been paid in full; and

                     finally, to payment to the Pledgor or its successors or
             assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.


SECTION 13.          Termination of Security Interest:
                     Release of Collateral

             When no amount is due and payable by the Pledgor hereunder or under the Reimbursement Agreement and the Letter of Credit has been terminated without a drawing being outstanding thereunder, the Security Interest shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon such termination of the Security Interest, the Lender will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the Security Interest or the release of such Collateral, as the case may be.


SECTION 14.          Notices

             All notices, communications and distributions hereunder shall be given in accordance with Section 8.02 of the Reimbursement Agreement.


SECTION 15.          Waivers.  Non-Exclusive Remedies

             No failure on the part of the Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right under the Reimbursement Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Reimbursement Agreement are cumulative and are not exclusive of any other remedies provided by law.


SECTION 16.          Successors and Assigns

             This Agreement is for the benefit of the Lender and its successors and assigns, and in the event of an





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assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Pledgor and its successors and assigns.


SECTION 17.          Changes in Writing

             Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except in a writing signed by the Pledgor and the Lender.


SECTION 18.          New York Law

             This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.


SECTION 19.          Severability

             If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.





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             IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                      AES LIGHT, INC.


                                      By:
                                               -----------------------------
                                               Name:
                                               Title:



                                      MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                      By:
                                               ------------------------------
                                               Name:
                                               Title:  Vice President





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